UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2014

BOLT TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Connecticut	001-12075	06-0773922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Duke Place, Norwalk, Connecticut	06854
(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code	(203) 853-0700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 —Other Events

Item 8.01.	Other Events.

On October 28, 2014, Bolt Technology Corporation (the “Company”) issued a press release announcing the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014 (the “Annual Report”) with the Securities and Exchange Commission and the filing of Amendment No. 1 to the Annual Report with the Securities and Exchange Commission. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Section 9—Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued October 28, 2014.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOLT TECHNOLOGY CORPORATION

By:	/s/ Joseph Espeso
Joseph Espeso
(Senior Vice President — Finance and Chief Financial Officer)

Dated: October 28, 2014

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued October 28, 2014.

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